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The below sets forth the content displayed on Flex Ltd.’s (the “Company”) website at flex.com/transaction-resources, as of July 16, 2026.

ANNOUNCEMENT Flex and Cerebras Expand Partnership to Scale American Manufacturing of Cerebras AI Supercomputers Transaction Resources On May 5, 2026, Flex announced that its Board of Directors has unanimously approved moving forward with a plan to spin off its Cloud and Power Infrastructure segment, creating two independent, publicly traded companies, each optimally positioned to serve their customers and create value for their shareholders. For Investor Relations inquiries, contact investorrelations@flex.com. For Press inquiries, contact press@flex.com. Company Announcements May 05, 2026 Flex Announces Intention to Spin Off its Cloud and Power Infrastructure Segment into a New Independent Publicly Traded Company June 09, 2026 Flex to Join S&P 500 Index June 25, 2026 JetCool Launches Turnkey Liquid-Cooled Server Solution to Accelerate Enterprise AI Adoption July 09, 2026

Knowledge Hub Interviews Flex CEO Discusses the Future on The Claman Countdown — Fox Business News Revathi Advaithi on the spin-off, sharper focus, and forces transforming power and manufacturing. Find out more Bloomberg Open Interest: Flex CEO Bets Big On AI News Flex CEO Revathi Advaithi shares her excitement about leading Flex’s intended AI infrastructure spin-off. Find out more Flex CEO joins Bloomberg Businessweek Daily News CEO Revathi Advaithi discusses Flex’s intent to spin off and the company’s Q4 and FY26 earnings results. Find out more Flex CEO breaks down spin-off on CNBC Squawk Box News CEO Revathi Advaithi outlines Flex’s intent to spin off its Cloud and Power Infrastructure segment. Find out more eBooks Beyond PUE: Data center efficiency in the AI era eBook Explore AI data center efficiency beyond PUE where metrics like WUE, CUE, ERE & CPE help create a smarter framework. Find out more Prefabricated modular data center solutions eBook Learn how prefabricated modular solutions accelerate AI, cloud, and edge deployments with scalable solutions. Find out more Overcoming power, heat, and scale hurdles eBook Empowering AI infrastructure expansion worldwide with innovative grid-to-chip solutions and cooling technologies. Find out more Brochures and Solution Briefs Powering data centers from grid to chip Brochure Discover how Flex addresses data center infrastructure requirements to support accelerated customer expansion. Find out more DC/DC converters for data center applications Brochure Our extensive portfolio of DC/DC converters are tailored for the unique power requirements of data centers. Find out more Manage AI-era data center challenges with Flex’s power and cooling products Solution Brief Flex’s power and cooling products help manage power and heat challenges across compute densities in data centers. Find out more

Modular approach cuts data center build time by 30% News Flex modular systems advance scalable data centers by streamlining construction and adapting to compute needs. Find out more Addressing power constraints in AI data centers News Flex helps data center operators navigate growing power challenges through integrated, scalable strategies. Find out more Closing the power efficiency gap in AI data centers News Flex CEO Revathi Advaithi on why power efficiency inside AI data centers is critical to AI innovation’s next wave. Find out more Videos Solve the toughest AI data center power, heat, and scale challenges Integrate power, cooling, and compute with AI data center infrastructure solutions to fuel demanding workloads. Addressing power, heat, and scaling challenges for data centers In an interview with EE Times, Michael Hartung discussed Flex’s strategy to improve power, heat, and scaling

News Details Overview Financials Stock InfoEvents NewsGovernance Sustainability Debt Info Transaction Resources VIEW ALL NEWS Flex Announces Intention to Spin Off its Cloud and Power Infrastructure Segment into a New Independent Publicly Traded Company May 05, 2026 ADDITIONAL INFORMATION AND TRANSACTION RESOURCES Spin-off will create two companies with distinct growth strategies that are poised to drive significant customer and shareholder value News summary & The new company (“SpinCo”) will be a high-growth critical digital and electrical infrastructure company, delivering end-to-end power and thermal management technologies and integrated infrastructure systems for AI data centers and mission-critical applications. & Flex will continue as a leading advanced manufacturing company, designing and building highly complex products and services at global scale for premier brands across diversified end markets, with a disciplined focus on portfolio optimization, durable cash flow, and shareholder returns. & Revathi Advaithi will become CEO of SpinCo. She will also serve as Chairman of the Board of Directors of Flex for a transitional period upon the completion of the spin-off. & Michael Hartung will be named CEO of Flex. Transaction intended to be tax-free to shareholders and targeted to close in the first quarter of calendar 2027.

AUSTIN, Texas, May 5, 2026 /PRNewswire/ -- Flex (NASDAQ: FLEX) today announced that its Board of Directors has unanimously approved moving forward with a plan to spin off its Power and Cloud portfolio from Flex, creating two independent, publicly traded companies, each optimally positioned to serve their customers and create value for their shareholders. “Today’s announcement is the next step in a deliberate transformation that has reshaped Flex into a technology-focused industrial company over the past seven years,” said Revathi Advaithi, Chief Executive Officer of Flex. “By creating two focused, independent companies, we are giving SpinCo the platform to build and scale the products and digital infrastructure that the world’s most demanding AI workloads depend on, and Flex the focus to deliver advanced manufacturing solutions at global scale for diversified industries. We believe each company will have the strategic clarity and dedicated leadership to drive exceptional outcomes for its respective customers and shareholders. I’m excited to be part of the journey for both companies.” Benefits of the spin-off As separate companies, SpinCo and Flex are expected to benefit from: & Sharpened strategic focus and execution & Distinct financial profiles and capital allocation policies & Improved transparency around performance and expectations & Unique investment approaches to fund long-term profitable growth Two leading companies with distinct growth strategies SpinCo: A global leader in critical digital infrastructure, delivering end-to-end power and thermal management technologies for AI data centers and mission-critical applications SpinCo enables the scalable and reliable deployment of high-density digital and electrical infrastructure for diverse end markets like AI data centers and utilities. By integrating power, cooling, and compute at the system level, SpinCo delivers coordinated, system-level solutions designed to replace fragmented, multi-vendor approaches—enabling customers to achieve faster time-to-capacity, improved infrastructure reliability, and scalable performance as power densities and thermal complexity continue to increase. SpinCo is well positioned to benefit from long-duration secular trends, including electrification, rising power intensity, and increasing infrastructure complexity. These dynamics are driving a sustained, multi-year buildout of digital infrastructure, particularly as artificial intelligence adoption accelerates. With a differentiated technology portfolio spanning power distribution, thermal management, and integrated infrastructure systems, from grid to chip, deep customer relationships, and a globally integrated engineering, manufacturing, and service model spanning 22 engineering and manufacturing centers, SpinCo is positioned to grow share and pursue targeted acquisitions to expand its capabilities. As an independent company with experienced leadership and dedicated capital allocation, SpinCo will have the operational focus and strategic flexibility to execute on its growth opportunities. Flex is targeting SpinCo to generate approximately 65% - 75% revenue growth in fiscal 2027, with an acceleration to 80%+ in fiscal 2028.

Flex: A future-ready manufacturing partner designed for speed, scale, and resilience Following the spin-off, Flex will continue to operate as a leading global manufacturing partner organized into two segments—Integrated Technology Solutions and Regulated Manufacturing Solutions—delivering design, vertically integrated manufacturing, and supply chain solutions enabled by automation, digital factories, and advanced processes. The company will serve the healthcare, industrial, automotive, communications, and lifestyle end markets. As customers face increasing product complexity, tighter development timelines, and growing regionalization requirements, Flex will help accelerate time to market and enable global scale through its end-to-end capabilities. With more than 75 manufacturing and logistics sites across 30 countries, Flex provides customers with sourcing flexibility and operational resilience amid ongoing supply chain and geopolitical disruptions. Following the spin-off, the company is expected to continue to be well-positioned to benefit from long-term secular growth trends, including the expansion of connected medical devices, drug delivery systems, energy infrastructure, robotics, satellite communications, and advanced networking. With a simplified portfolio and sharper strategic focus, we believe Flex is positioned to expand margins and actively optimize its portfolio toward higher-growth opportunities—driving strong cash flow and shareholder returns over the next few years. Flex, excluding SpinCo, is expected to be strongly positioned for low-to-mid-single-digit growth, continued margin expansion, cash generation, and a robust capital return framework. “After more than 20 years with the company, I’m honored to help lead Flex into its next chapter,” said Michael Hartung. “We’re well positioned to build on our longstanding foundation of global scale, operational excellence, and deep customer partnerships across regulated and technology-driven industries. By remaining focused on our strategic priorities and executing our proven playbook, we will continue to be the global manufacturer behind the products and systems that keep the world running, while delivering meaningful, long-term value for our customers and shareholders.” Additional details of the transaction will be posted on the company’s website. Citi, PJT Partners and BofA Securities are serving as financial advisors to Flex in connection with the spin-off. Media, Investors, & Analysts Michelle Simmons Senior Vice President, Global Investor Relations and Public Relations (669) 242-6332 michelle.simmons@flex.com Media press@flex.com Dan Moore / Ed Hammond / Clayton Erwin Flex-CS@collectedstrategies.com

Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Set forth below is a transcript of the announcement from Flex Ltd.’s Chief Executive Officer posted on its transaction resources website:

Today is a significant day for Flex and I wanted to come to you personally to share what it means to me and what I believe it means for our employees, our customers and our partners. We recently announced our intent to spin off our cloud and power infrastructure business seconds into a new independent and publicly traded company. The new company will be a global leader in critical digital and seconds electrical infrastructure delivering end-to-end solutions from grid to chip for AI data centers and mission critical applications like utilities.

Flex after the spin will continue as the leading advanced manufacturing company building complex products at global scale for premier brands across diversified markets. Now, when I joined Flex 7 years ago, I came into an industry that I didn’t know much about. But what was clear was that it was time for change.

Not only for the EMS industry, but for the company as a whole. Contract manufacturing was created with a focus on scale, labor arbitrage, and lowest cost. None of those were sustainable models in a changing world. At Flex, I saw a company with an incredible culture, entrepreneurial, global, and a can do attitude. So together, we embarked on a transformation journey. We made deliberate strategic choices year after year after year. We sharpened the portfolio towards higher growth markets. We spun non-core assets like Next Tracker that created tremendous value for our shareholders.

And we invested in areas like electrical products to build a new vertical that we didn’t have before. Now in our factories, we became productivity machines even as we got ready for the AI wave. And most importantly, we invested in our teams, creating one of the best high-performing and values-based culture. The proof is in our results.

Over this time, we have grown the business, more than doubled our operating margins, and generated record-free cash flow, and delivered tremendous returns for our shareholders. None of this happened by accident. It is a result of the hard work, the creativity, and the discipline of our teams around the world.

They built this, and they are the reason we are here today. These seven years and this moment is meaningful to me personally. Following the plan spin-off, I am excited to lead the new company as the CEO and serve as chairman of the Flex board of directors for a transitional period. Michael Hartung will be named CEO of Flex. Michael and I have worked side by side for the past seven years. We have made tough decisions together. We have learned a great deal along the way and we have built something enduring. I could not have more confidence in Michael and the team at Flex. This is the right moment. It is clear that this leadership team has the credibility to deliver this milestone for our customers and partners. This move means more. two focused companies, each able to invest more deeply in the technology, the capabilities, and the people that matter to your business. The relationship and standards you trust will remain with even greater capacity to grow alongside you. To our teams, our customers, and our partners, thank you.

Thank you for your belief in this company and what we set out to build together. I am grateful for every step of this and I’m excited for what comes next.

Q4 FY26 Earnings Presentation Quarter End: March 31, 2026 Earnings Announcement: May 5, 2026 1

Risks and non-GAAP disclosures This presentation contains forward-looking statements within the meaning of U.S. securities laws, including statements related to our future financial results and our guidance and outlook for future financial performance (including expected revenues, operating income, margins and earnings per share). These forward-looking statements are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause the actual outcomes and results to differ materially from those anticipated by these forward- looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. These risks include: that we may not achieve our expected future operating results; risks related to our ability to successfully execute our strategic priorities, including the anticipated spin-off of our Cloud and Power Infrastructure segment into an independent, publicly traded company, and to achieve the anticipated benefits of such transaction, including risks that the spin-off may not be completed on the anticipated timeline or at all, that the spin-off may not achieve its intended benefits, that the transaction may have an adverse impact on existing business relationships, and that the costs of the spin-off may be greater than anticipated; the effects that the current and future macroeconomic environment, including inflationary pressures, currency volatility, stagflation, slower economic growth or recession, and high or rising interest rates, could have on our business and demand for our products; geopolitical uncertainties and risks, including impacts from trade conflicts, the termination and renegotiation of international trade agreements and trade policies, a further escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, or the ongoing conflicts between Russia and Ukraine and in the Middle East, including recent developments in Iran, any of which could lead to disruption, instability, and volatility in global markets and negatively impact our operations and financial performance; supply chain disruptions, including those involving suppliers who are sole or primary sources, logistical constraints, manufacturing interruptions or delays, or the failure to accurately forecast customer demand; the impact of fluctuations in the pricing or availability of raw materials and components, including semiconductors, labor and energy; our dependence on industries that continually produce technologically advanced products with short product life cycles; the short-term nature of our customers' commitments and rapid changes in demand may cause supply chain issues, excess and obsolete inventory and other issues which adversely affect our operating results; our dependence on a small number of customers; risks associated with acquisitions and divestitures, including the possibility that we may not fully realize their projected benefits, including the acquisition of Electrical Power Products, Inc., and other events that could adversely impact the anticipated benefits of the acquisition, including industry or economic conditions outside of our control; our industry is extremely competitive; that the expected revenue and margins from recently launched programs may not be realized; the challenges of effectively managing our operations, including our ability to control costs and manage changes in our operations; the possibility that benefits of our restructuring actions may not materialize as expected; a breach of our IT or physical security systems, or violation of data privacy laws, may cause us to incur significant legal and financial exposure and adversely affect our operations; hiring and retaining key personnel; that recent changes or future changes in tax laws in certain jurisdictions where we operate could materially impact our tax expense; litigation and regulatory investigations and proceedings; the impact and effects on our business, results of operations and financial condition of union disputes or other labor disruptions as well as unforeseen or catastrophic events; the effects that current and future credit and market conditions could have on the liquidity and financial condition of our customers and suppliers, including any impact on their ability to meet their contractual obligations to us and our ability to pass through costs to our customers; the success of certain of our activities depends on our ability to protect our intellectual property rights and we may be exposed to claims of infringement, misuse or breach of license agreements; physical and operational risks from natural disasters, severe weather events, or climate change; we may be exposed to product liability and product warranty liability; we may be exposed to financially troubled customers or suppliers; our compliance with legal and regulatory requirements; changes in laws, regulations, or policies that may impact our business, including those related to trade policy and tariffs and climate change; our ability to meet sustainability, including environmental, social and governance, expectations or standards or achieve sustainability goals. Additional information concerning these and other risks is described under Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission. Additional information concerning risks related to the planned spin-off is described in the separate press release issued today. Flex assumes no obligation to update any forward-looking statements, which speak only as of the date they are made. Please refer to the appendix section of this presentation for reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. If this presentation references historical non-GAAP financial measures, these measures are located on the “Investor Relations” section of our website, www.flex.com along with the required reconciliation to the most comparable GAAP financial measures. We present forward looking non-GAAP financial measures in our first quarter and full year fiscal 2027 guidance, including adjusted operating income, adjusted operating margin, adjusted income tax rate, and adjusted EPS. We do not provide a reconciliation of these measures to the most directly comparable GAAP measures because the information necessary to do so is not available without unreasonable effort due to the inherent variability, complexity, and uncertainty in forecasting certain items required for such a reconciliation. These items may include restructuring charges and impairment charges, among others. The information that is unavailable could be material and could significantly affect our GAAP results. The figures presented in this presentation have been rounded. This may lead to individual values not adding up to the totals presented. The following business segment acronyms will be used throughout this presentation: Industrial: automation and Communications: communications Cloud & Cooling: thermal measurement, grid infrastructure, and and enterprise infrastructure. management and compute. Regulated outdoor and portable power. Integrated Cloud and Lifestyle: appliances, floorcare, smart Power: critical and embedded Manufacturing Technology Power Automotive: compute platforms, power living, HVAC, mobile devices, and power products. electronics, motion and interface. Solutions Solutions Infrastructure power tools. Healthcare: medical devices, medical equipment, and drug delivery. 2

Executive summary Revathi Advaithi Chief Executive Officer 3

Executive summary

Q4 FINANCIAL PERFORMANCE

Revenue	Adj. operating income	Adj. operating margin	Adj. net income	Adj. earnings per share
$7.5B	$500M	6.7%	$348M	$0.93

FY26 FINANCIAL PERFORMANCE

Revenue	Adj. operating income	Adj. operating margin	Adj. net income	Adj. earnings per share
$27.9B	$1.8B	6.3%	$1.2B	$3.30

ANNUAL HIGHLIGHTS

FINANCIAL	**Margins:** Achieved FY27 target of 6%+ margins a year ahead of schedule **Earnings per share:** Record adjusted EPS, sixth consecutive year of double-digit adj. EPS growth
COMPANY	**Data Center:** Exceeded target of 35% year-over-year growth

INTRODUCING NEW SEGMENTS

NEW SEGMENTATION	**Regulated Manufacturing Solutions:** Industrial, Automotive, & Healthcare **Integrated Technology Solutions:** Communications, consolidated Lifestyle & Consumer Devices **Cloud and Power Infrastructure:** Consolidated Data Center into one segment

4

flex

Flex Announces Intention to Spin Off its Cloud and Power Infrastructure Segment into a New Independent Publicly Traded Company SpinCo A leader in critical digital infrastructure, delivering end-to-end A market leading advanced manufacturing company power and thermal management technologies for AI data operating at global scale for premier brands across a diverse centers and mission-critical applications set of end markets Critical Power Embedded Power Thermal Management Cloud Health Industrial Automotive Communications Lifestyle Products Products Products Deep expertise across power, thermal management, and Each business is anchored in markets shaped by powerful, infrastructure integration allows for system-level solutions long-term secular trends Integrated portfolio enables faster time-to-capacity, improved A proven playbook delivers repeatable execution, consistent reliability, and improved performance at scale returns and disciplined portfolio optimization 5

Strategic rationale Creating two focused, purpose-built companies A sharpened focus to unlock the potential of two businesses, each with a clear mission and operating model built to match SpinCo will be a critical digital and electrical infrastructure company, delivering end-to-end power and thermal management technologies and integrated infrastructure systems for AI data centers and mission- critical applications Flex will continue to execute its proven playbook as a leading advanced manufacturing company operating at global scale for premier brands across a diverse set of end markets that are aligned with long term secular growth trends Both companies expected to enter the spin well-capitalized with robust balance sheets and dedicated management teams to drive value for customers, employees, and shareholders 6

2 Acquired Electrical Power Products, Inc. (EP ) in May, strengthening Power utility portfolio 2 EP and Crown Products Sourced components Utility-grade, specification-driven solutions MV Switchgear Relay Panels Integrated control building support grid modernization and electrification Power distribution Integrated controls for utility Utility interconnection and protection compliance, monitoring, protection, automation, into the facility and automation monitoring, and controls Acquisition enhances Flex’s end-to-end Power platform and increases exposure to long-cycle grid programs Substation controls Grid protection, monitoring, and automation at the Strategically aligned with evolution in point of interconnection customer demand toward larger, longer- duration, and more integrated programs Auxiliary systems Supporting infrastructure that enables safe, scalable power delivery 7

SpinCo strategic opportunities Capture sustained infrastructure demand Long-term revenue outlook 1 Capitalize on multi-year demand for power-dense data center and critical infrastructure driven by AI and electrification 38% FY26 YoY revenue growth Drive technological competitive advantage 2 Provide customers with innovative, forward-looking solutions as power and compute architectures align 65-75% Expand market penetration 3 FY27E YoY revenue growth Increased participation across integrated infrastructure for converged power, thermal, and compute systems Invest to deepen platform differentiation 4 80%+ Selectively allocate capital toward technology, capacity FY28E YoY revenue growth expansion, and M&A to strengthen our integrated solutions offering 8

Flex strategic opportunities Long-term revenue outlook Prioritize growth in high value end markets 1 Focus on markets shaped by powerful, long-term secular trends— markets that increasingly demand higher levels of complexity, 1.4% reliability, and global scale FY26 YoY revenue growth Scale with technology-enabled operational rigor 2 LSD-MSD Continue to drive productivity and margin uplift through global A FY27E YoY revenue growth standardization, automation and AI-enabled operations LSD-MSD Robust capital return framework 3 A FY28E YoY revenue growth Disciplined cash generation driven by margin expansion, clear investment priorities, and a returns first mindset A LSD is low-single digit, MSD is mid-single digit 9

Proven leaders committed to driving value Revathi Advaithi Michael Hartung CEO, SpinCo CEO, Flex Upon Spin-off Chairman of the Board, Flex Upon Spin-off Currently Flex Chief Executive Officer Currently Flex Chief Commercial Officer 10

Flex Announces Intention to Spin Off its Cloud and Power Infrastructure Segment into a New Independent Publicly Traded Company th May 5 , 2026 1

Forward Looking Statements T his presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as anticipate, believe, expect, intend, may, plan, project, will, and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex's resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management's attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex's securities and/or on Flex's financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under Risk Factors and “Management's Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. 2

Strategic rationale Announcing Intent to Spin Off Flex’s Cloud and Power Infrastructure Segment A sharpened focus to unlock the potential of two businesses, each with a clear mission and operating model built to match SpinCo will be a critical digital and electrical infrastructure company, delivering end-to-end power and thermal management technologies and integrated infrastructure systems for AI data centers and mission- critical applications Flex will continue to execute its proven playbook as a leading advanced manufacturing company operating at global scale for premier brands across a diverse set of end markets that are aligned with long term secular growth trends Both companies expected to enter the spin-off well-capitalized with robust balance sheets and dedicated management teams to drive value for customers, employees, and shareholders 3

Transaction overview • Intended to be a tax-free spin-off of SpinCo into a standalone publicly-traded company Transaction Structure A • Flex expected to retain stake in SpinCo not to exceed 19.9% • Target investment grade balance sheet at Flex and target investment grade metrics at SpinCo Financial • Specific capital structure and financial policies will be tailored for each business with more detail provided later in the year • Transaction close is targeted for Q1 calendar 2027 • Subject to customary conditions, including final approval by the Flex Board of Directors, Timing requisite approval of Flex shareholders, receipt of tax opinion from counsel, and filing and effectiveness of Form 10 registration statement with the U.S. Securities and Exchange Commission A Intend to be partially used for future debt reduction of Flex 4

Two companies built to win SpinCo Flex A leader in critical digital infrastructure, delivering end-to-end A market leading advanced manufacturing company power and thermal management technologies for AI data operating at global scale for premier brands across a diverse centers and mission-critical applications set of end markets Critical Power Embedded Power Thermal Management Cloud Health Industrial Automotive Communications Lifestyle Products Products Products 48% 52% 31% 69% Regulated Integrated Power Thermal Manufacturing Technology Products Management Solutions Solutions Products & Cloud $6.6B $21.3B FY26 Revenue FY26 Revenue 5

Proven leaders committed to driving value Revathi Advaithi Michael Hartung CEO, SpinCo CEO, Flex Upon Spin-off Chairman of the Board, Flex Upon Spin-off Currently Flex Chief Executive Officer Currently Flex Chief Commercial Officer 6

SpinCo Company Overview 7 7

A high-growth critical digital and electrical infrastructure company Critical Power Products Rising compute density requires power and thermal to be designed around it as a unified system Embedded Power Products Our portfolio spans grid to chip, positioned for the next generation of Cloud infrastructure deployments Exposure to a ~$1.1T compute and Lifecycle A power infrastructure TAM with multi-year Thermal Services demand visibility Management Products A Source: Omdia 8

SpinCo business profile Power Products Thermal Management Products and Cloud Critical Power Products Embedded Power Products Thermal Management Products Cloud Utility and facility-level electrical High-density rack- and Advanced liquid cooling Integrated compute systems infrastructure enabling reliable, board-level power systems solutions supporting supporting power-dense digital scalable power delivery supporting power-intensive higher-density, power-intensive infrastructure deployments compute workloads rack architectures Example products: Example products: Example products: Example products: • MV/LV switchgear • Chip-level power solutions • Cold plates • Compute trays • Power distribution units • Power shelves and racks • Coolant distribution units • Rack integration • Busway • Prefabricated modular pods SpinCo serves a diversified customer base Utilities Silicon Providers Hyperscalers Neoclouds Colocation Providers 9

SpinCo strategic opportunities Capture sustained infrastructure demand Long-term revenue outlook 1 Capitalize on multi-year demand for power-dense data center and critical infrastructure driven by AI and electrification 38% FY26 YoY revenue growth Drive technological competitive advantage 2 Provide customers with innovative, forward-looking solutions as power and compute architectures align 65-75% Expand market penetration 3 FY27E YoY revenue growth Increased participation across integrated infrastructure for converged power, thermal, and compute systems Invest to deepen platform differentiation 4 80%+ Selectively allocate capital toward technology, capacity FY28E YoY revenue growth expansion, and M&A to strengthen our integrated solutions offering 10 CONFIDENTIAL

Flex Company Overview 1 11 1

A future-ready manufacturing partner designed for speed, scale, and resilience Leading EMS provider Top-tier EMS provider continuing to execute proven playbook through operational innovation, automation, and global manufacturing scale Future-ready manufacturing End-to-end design, engineering, and manufacturing enabled by automation, digital factories, and advanced processes Automation-driven productivity A A A Americas EMEA Asia Advanced automation, vertical integration, and 10M square feet 14M square feet 15M square feet analytics to scale output without linear labor growth A Expected Flex footprint post spin-off 12

Flex business profile Regulated Manufacturing Solutions Integrated Technology Solutions Health Industrial Automotive Communications Lifestyle Regulated medical Automation, energy, Compute, controls, High speed networking Premium products devices, drug delivery and equipment and power electronics and enterprise systems across commercial, systems, and infrastructure home, and personal equipment categories Select Flex customers 13

Execute our proven playbook Prioritize growth in high value end markets Long-term revenue outlook 1 Focus on markets shaped by powerful, long-term secular trends— markets that increasingly demand higher levels of complexity, 1.4% reliability, and global scale FY26 YoY revenue growth Scale with technology-enabled operational rigor 2 LSD-MSD Continue to drive productivity and margin uplift through global A standardization, automation and AI-enabled operations FY27E YoY revenue growth Robust capital return framework LSD-MSD 3 A Disciplined cash generation driven by margin expansion, clear FY28E YoY revenue growth investment priorities, and a returns first mindset A LSD is low-single digit, MSD is mid-single digit 14 14 CONFIDENTIAL

Long-term Value Creation 1 15 5

Positioned to deliver long-term value Two independent, focused companies with clear execution priorities Each company purpose-built for its market and positioned to lead Distinct growth strategies aligned to differentiated market positions Capital and focus directed to where each business has the strongest right to win Management focus on scaling businesses, expanding margins, and driving value creation Clear accountability, disciplined portfolio management, and capital deployment aligned to returns 16

Continuing our proven transformation approach Defined a new Delivered value through Entering our next strategic direction portfolio transformation phase of growth 2019 2020 – Today 2026+ Repositioned from global-scale Executed the Nextracker spin-off, Announcing the planned spin-off contract manufacturing to optimizing value and strategic focus of the Cloud and Power higher-value, differentiated markets Infrastructure segment Built integrated power and thermal Sharpened portfolio toward higher management platform through Establishing two focused, margins and attractive end-market strategic acquisitions independent public companies exposure; exited structurally positioned to lead in their lower-margin businesses respective markets A Flex TSR of ~1,125% since 2019, compared to ~200% for the S&P 500 A Flex TSR based on market close as of May 1, 2026; S&P 500 TSR is based on the total return of the S&P 500 Index as reported by Bloomberg for the same period 17

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FLEX SPINCO TRANSACTION FAQS

TRANSACTION OVERVIEW

What are you announcing today? What is the anticipated timing of the transaction?

Flex (NASDAQ: FLEX) announced its intention to spin off its Cloud and Power Infrastructure segment into a new, independent publicly traded company (“SpinCo”). The transaction is intended to be tax-free to Flex shareholders and is expected to be completed in the first calendar quarter of 2027.

How will the transaction be structured?

The transaction is expected to be structured as a tax-free spin-off, pursuant to which shares of SpinCo would be distributed pro rata to Flex shareholders. Flex expects to retain an ownership interest in SpinCo not to exceed 19.9%, at the time of spin. Additional details regarding the transaction, including the share distribution ratio and any retained interest, will be described in future filings Flex will make with the U.S. Securities and Exchange Commission (the “SEC”).

What is required for the transaction to close?

Closing is subject to customary conditions, including final approval by the Flex Board of Directors, requisite approval of Flex shareholders, receipt of a tax opinion from counsel, and the filing and effectiveness of the Form 10 registration statement with the SEC. There can be no assurance that the transaction will be completed on the anticipated timeline or at all.

What are the next steps?

Flex will continue planning the spin and prepare the Form 10 for filing with the SEC. We plan to provide updates at appropriate milestones, including additional detail on capital structure, leadership, and operating model closer to the transaction date.

STRATEGIC RATIONALE

Why are you spinning off SpinCo? Why now?

We believe SpinCo and Flex will each be better positioned as focused, standalone companies to pursue their distinct strategies and create long-term shareholder value.

The data center industry is undergoing a generational transformation. AI workloads are driving unprecedented demand for power-dense, thermally efficient infrastructure, and the architecture of the data center is shifting toward modular systems that tightly integrate power, compute, and thermal management for rapid deployment and consistent performance at scale. We believe SpinCo will hold a leading position in the technologies enabling that transformation, with strong margins, attractive growth, and a proven M&A track record under Flex.

As an independent company, SpinCo is expected to benefit from a dedicated strategic focus and capital structure to capture this opportunity at scale. At the same time, Flex will be free to optimize its strategy and capital allocation around its core advanced manufacturing and supply chain solutions business.

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How will this benefit shareholders?

We believe the spin-off will create value for shareholders by:

•	Enabling each company to pursue its high-return investment opportunities with a tailored capital structure
•	Allowing investors to value each business on its own merits, alongside the most relevant peer set
•	Sharpening management focus and accountability at both companies

How will this benefit customers?

Both companies will continue to deliver the products, services, and partnership their customers expect — with deeper focus and faster decision-making. SpinCo will be purpose-built around the integrated power and thermal solutions critical to AI and digital infrastructure customers, while Flex will continue to serve its diverse global customer base across advanced manufacturing.

SPINCO PROFILE

What will SpinCo look like after the spin-off?

SpinCo will be a global critical digital infrastructure company, delivering end-to-end power and thermal management technologies and integrated infrastructure systems — from grid to rack — for AI data centers and other mission-critical applications.

SpinCo enables the scalable and reliable deployment of high-density digital and industrial infrastructure for diverse end markets, including AI data centers, hyperscale cloud, and utilities. SpinCo is well positioned to benefit from accelerating electrification and power-intensity trends while supporting customers’ energy-efficiency, power-optimization, and decarbonization objectives.

How should investors think about SpinCo’s market position?

SpinCo is a critical digital infrastructure company. Its earnings profile, growth drivers, customer base, and competitive set are aligned with leading peers in power and thermal infrastructure. SpinCo’s products are differentiated, IP-rich, and engineered for the highest-density, most demanding deployments in the industry. SpinCo is unique in that it is the only company that combines critical power and embedded power solutions at scale.

What end markets will SpinCo serve?

SpinCo will serve AI and hyperscale data centers, enterprise and edge cloud, utility and grid infrastructure and other applications driven by electrification and rising power intensity.

What is SpinCo’s growth strategy?

SpinCo expects to pursue growth through:

•	Capacity expansion to meet rising AI infrastructure demand
•	Continued innovation in next-generation power architectures, including high-voltage DC distribution
•	Broadening its product and solution coverage from grid to chip
•	Disciplined, accretive M&A, building on Flex’s track record in the segment

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FLEX GOING FORWARD

What will Flex look like after the spin-off?

Flex will be a focused global leader in advanced manufacturing and supply chain solutions, partnering with leading brands across automotive, industrial, healthcare, lifestyle, and communications end markets. Flex’s strategy of disciplined execution, customer intimacy, and operational excellence will continue.

Will Flex’s strategy change?

Flex’s strategic direction in its core markets is expected to remain unchanged. The spin-off allows Flex to deepen its focus on its high-return opportunities and to allocate capital with the discipline its end markets demand.

LEADERSHIP & GOVERNANCE

Who is going to lead SpinCo?

Revathi Advaithi, current CEO of Flex, will become Chief Executive Officer of SpinCo. She will also serve as Chairman of the Board of Flex for a transitional period.

Who is going to lead Flex?

Michael Hartung, current Chief Commercial Officer of Flex, will become Chief Executive Officer of Flex.

When will the broader leadership team and Boards be announced?

Additional information about the leadership teams and Boards of Directors of both companies will be provided closer to the transaction date.

FINANCIAL & CAPITAL STRUCTURE

What is the anticipated capital structure?

We expect SpinCo to launch with investment-grade credit metrics and a capital structure appropriate for its growth profile. Additional details will be available in the Form 10.

What are the anticipated dis-synergies?

We expect modest ongoing dis-synergies as both companies establish standalone corporate functions, along with one-time tax and transaction-related costs. Additional detail will be provided closer to the transaction.

Where will SpinCo be headquartered?

Both Flex and SpinCo are expected to be headquartered in Austin, Texas. Updates on facilities and footprint will be shared closer to the transaction date.

MORE INFORMATION

Where can investors find more information?

Additional information will be available in the Form 10 Flex files with the SEC. Updates may also be posted to Flex’s investor relations website at investors.flex.com.

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FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the planned spin-off of Flex’s Cloud and Power Infrastructure segment, into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex Ltd.’s (“Flex”) resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed spin-off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SpinCo WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

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Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed spin-off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed spin-off. You may obtain free copies of these documents using the sources indicated above.

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